UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DT Cloud Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

DT Cloud Star Acquisition Corporation (“DT Cloud Star,” the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by DT Cloud Star with the Securities and Exchange Commission (the “SEC”) on December 2, 2025 (the “Definitive Proxy Statement”), for the Extraordinary General Meeting of Shareholders scheduled for December 15, 2025 and adjourned to December 22, 2025, in order to confirm the increase of amount of the proposed monthly extension fee described in the Definitive Proxy Statement from nil for all remaining public shares to $35,000 for all remaining public shares (the “Extension Payment”) for each one-month extension.

All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED DECEMBER 16, 2025

(TO THE DEFINITIVE PROXY STATEMENT OF DT CLOUD STAR ACQUISITION CORPORATION DATED DECEMBER 2, 2025)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on December 2, 2025. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The Proposal 1 on the cover page of the Notice of Extraordinary General Meeting of Shareholders is hereby amended and restated as follows:

1. a proposal to further amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “Trustee”), to lower the monthly extension fee (the “Monthly Extension Fee”) deposited into the trust account (the “Trust Account”) from $75,000 to $35,000 to extend the business combination period (the “Business Combination Period”) from December 26, 2025 to October 26, 2026. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”);

The last but two paragraph on the first page of the Notice of Extraordinary General Meeting of Shareholders is hereby amended and restated as follows:

Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company has the right to extend the Business Combination Period from December 26, 2025 to October 26, 2026 by depositing $75,000 for each one month extended. The purpose of the Trust Amendment Proposal is to allow DT Cloud Star to extend the period of time to consummate a business combination. Our Board has determined that it is in the best interests of our shareholders to pay the monthly extension fee to $35,000 for all remaining public shares for each monthly extension.

The Proposal 1 on the cover page of the Proxy Statement is hereby amended and restated as follows:

1. a proposal to further amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “Trustee”), to lower the monthly extension fee (the “Monthly Extension Fee”) deposited into the trust account (the “Trust Account”) from $75,000 to $35,000 to extend the business combination period (the “Business Combination Period”) from December 26, 2025 to October 26, 2026. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”);

The first paragraph on the cover page of the Proxy Statement is hereby amended and restated as follows:

Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company has the right to extend the Business Combination Period from December 26, 2025 to October 26, 2026 by depositing $75,000 for each one month extended. The purpose of the Trust Amendment Proposal is to allow DT Cloud Star to extend the period of time to consummate a business combination. Our Board has determined that it is in the best interests of our shareholders to pay the monthly extension fee to $35,000 for all remaining public shares.

The second Q&A on page 1 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

	●	a proposal to further amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “Trustee”), to lower the monthly extension fee (the “Monthly Extension Fee”) deposited into the trust account (the “Trust Account”) from $75,000 to $35,000 to extend the business combination period (the “Business Combination Period”) from December 26, 2025 to October 26, 2026. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”); and

	●	a proposal to direct, by ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposal (the “Proposal 2” or “Adjournment Proposal”)

The second Q&A on page 2 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q. Why is the Company proposing the Trust Amendment Proposal?	A.

Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company has the right to extend the Business Combination Period from December 26, 2025 to October 26, 2026 by depositing $75,000 for each one month extended.

The purpose of the Trust Amendment Proposal is to allow the Company to extend the period of time to consummate a business combination with a lower extension fee.

The second Q&A on page 4 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q. If the Trust Amendment Proposal is approved, what happens next?	A.

If the Trust Amendment Proposal is approved, the Company will have until the October 26, 2026 to complete its initial business combination with the Monthly Extension Fee payment of $35,000.

If the Trust Amendment Proposal is approved, we will remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before October 26, 2026.

If the Trust Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. We cannot predict the amount that will remain in the Trust Account if the Trust Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the current amount that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Also, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of DT Cloud Star’s ordinary shares held by DT Cloud Star’s officers, directors, initial shareholders and their affiliates.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

The first paragraph on page 9 of the Proxy Statement is hereby amended and restated as follows:

The Trust Amendment Proposal would amend our existing Trust Agreement, providing the Company with the right to lower the Monthly Extension Fee deposited into the Trust Account from $75,000 to $35,000 to extend the Business Combination Period from December 26, 2025 to October 26, 2026. The complete text of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The last but one paragraph on page 9 is hereby amended and restated as follows:

The Trust Amendment Proposal is to provide the Company the right to extend the date on which to commence liquidating the Trust Account from December 26, 2025 to October 26, 2026 by depositing $35,000 for all remaining public shares for each one-month extension. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment Proposal is a condition to the implementation of the amendment.

The third paragraph on page Annex A-1 is hereby amended and restated as follows:

WHEREAS, at a Shareholders Meeting of the Company held on December 15, 2025 (Eastern Time), as adjourned to December 22, 2025, the Company’s shareholders approved a proposal to amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the Trust Account from December 26, 2025 to October 26, 2026 by depositing $35,000 for all remaining public shares (the “Extension Payment”) for each one-month extension, which payment shall be paid into the Trust Account.

The sixth paragraph on page Annex A-1 is hereby amended and restated as follows:

“WHEREAS, as described Registration Statement and in its Third Amended and Restated Memorandum and Articles of Association, the Company’s ability to complete a business combination may be extended from December 26, 2025 to October 26, 2026, subject to the payment into the Trust Account by the Sponsor (or its designees or affiliates) $35,000 for all remaining public shares for each one-month extension.

Trust Amendment Proposal on the proxy card is hereby amended and restated as follows:

PROPOSAL 1: Trust Amendment Proposal.

As the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, to further amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust, National Association, as trustee, to lower the monthly extension fee (the “Monthly Extension Fee”) deposited into the trust account (the “Trust Account”) from $75,000 to $35,000 to extend the business combination period (the “Business Combination Period”) from December 26, 2025 to October 26, 2026. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

******

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET December 21, 2025. In addition, shareholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting VStock Transfer, LLC. Email: action@vstocktransfer.com. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Extraordinary General Meeting by: delivering to Advantage Proxy, Inc. by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; voting again online; or voting at the Extraordinary General Meeting while the polls are open (note that attendance at the Extraordinary General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Extraordinary General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated December 16, 2025

PROXY CARD

DT CLOUD STAR ACQUISITION CORPORATION

Office 51, 10 Fl, 31 Hudson Yards

New York, NY 10001

(718) 865-2000

EXTRAORDINARY MEETING OF SHAREHOLDERS

ADJOURNED TO DECEMBER 22, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS ADJOURNED TO DECEMBER 22, 2025.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 2, 2025, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) adjourned to 10:00 am ET on December 22, 2025 at offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong and hereby appoints Sam Zheng Sun and Kenneth Lam and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of DT Cloud Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL HAVE NO EFFECT ON PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PROPOSAL 1: Trust Amendment Proposal.

As the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, to further amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust, National Association, as trustee, to lower the monthly extension fee (the “Monthly Extension Fee”) deposited into the trust account (the “Trust Account”) from $75,000 to $35,000 to extend the business combination period (the “Business Combination Period”) from December 26, 2025 to October 26, 2026. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Adjournment Proposal.

As an ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO WILMINGTON TRUST NATIONAL ASSOCIATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL HAVE NO EFFECT ON THE PROPOSALS 1 AND 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.